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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                       January 24, 2003 (January 24, 2003)


                          WH Intermediate Holdings Ltd.
             (Exact name of registrant as specified in its charter)


     Cayman Islands                  333-101188               98-0379050
(State or Other Jurisdiction        (Commission             (IRS Employer
 of Incorporation)                  File Number)            Identification No.)


P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code:  (310) 410-9600*






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* c/o Principal Financial Officer of Herbalife International, Inc.




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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events and Regulation FD Disclosure.

         Registrant's press release dated January 24, 2003 is filed herewith as
Exhibit 99 and is incorporated herein by reference.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

         99          Press release of Registrant dated January 24, 2003.





                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WH INTERMEDIATE HOLDINGS LTD.
                                                   (Registrant)



                                          By:   /s/ Steven E. Rodgers
                                             -----------------------------------
                                                 Steven E. Rodgers
                                                 President


Dated:  January 24, 2003










                              (Page 2 of 3 Pages)
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                                  EXHIBIT INDEX


 Exhibit                                                            Sequentially
  Number                     Description                           Numbered Page
 --------                    -----------                           -------------

   99        Press Release of Registrant dated January 24, 2003




























                              (Page 3 of 3 Pages)